GRATUITOUS TRANSFER OF MINING RIGHTS CONTRACT CELEBRATED BY A) COPORACIÓN AMERMIN, S. A. DE C. V., REPRESENTED IN THIS ACT BY RAMIRO TREVIZO GONZÁLEZ IN HIS PERSONALITY AS LEGAL REPRESENTATIVE AS WELL AS BY RAMIRO TREVIZO LEDEZMA REPRESENTED IN THIS ACT BY RAMIRO TREVIZO GONZÁLEZ IN HIS PERSONALITY AS GENERAL PROXY (THE ASSIGNERS) AND B) EMILIO ACUÑA PERALTA REPRESENTED IN THIS ACT BY CONRADO ACUÑA ARANDA IN HIS PERSONALITY AS GENERAL PROXY (THE ASSIGNEE), JOINTLY NAMED THE “PARTIES” IN ACCORDANCE WITH THE FOLLOWING DECLARATIONS AND CLAUSES.

DECLARATIONS

I.

Corporación Amermin, S. A. de C. V., through the offices of its legal representative and under oath of stating the truth, declares, that:

1. It is a Mexican mercantile Society, specifically a Stock Company with

Varying Amount of Capital, duly established and operating in agreement   with he applicable and legal dispositions in the United States of Mexico as per the prescriptions 10 and 11 of the Mining Law, among other applicable and current legal dispositions and evinced in Public Writ number 9,311 granted on the 9th August 1995   before testimony of Mr. José R. Miller Hermosillo, Notary Public number 2 of the Morelos Judicial District and instrument that was duly inscribed in the Public Registry of Commerce of said judicial district under electronic mercantile folio 23,391*10 as of the 29th January 2007, and reason by which he enjoys the required personality to subscribe this present agreement.

2. Its representative enjoys with the mandates, powers and necessary and sufficient faculties to subscribe this present agreement, as proof of such is given in Public Writ number 22,503, granted on the 12th  of June 2008 before testimony of Mrs. Elsa Ordóñez Ordóñez, applicant to the exercise of Public Notary and ascribed to Notary Public number 28 of the Morelos Judicial District, State of Chihuahua and acting as Notary Public per license of its Title Holder Mr. Felipe Colomo Castro, Attorney, and instrument that was duly inscribed in the Public Registry of Commerce of   said judicial district under electronic mercantile folio number 23,391*10 and same that to date have not been restrained, limited, suspended or revoked, and reason by which he enjoys the required capacity to sign this agreement.

3. It is duly inscribed in the Federal Taxpayers Registry with identification certificate number CAM-950810-K77, and being current to date in its income tax payments and other contributions that have corresponded conforming to the applicable and current fiscal legislation;

4. To be the title holder of 97% (ninety seven per cent) of the mining rights derived from the concessions granted on 7 (seven) mining lots described in detail farther ahead, same that have been integrated to the mining project named “Picacho” (the CONCESSIONS);

Title	Lot	Surface
161,838	EL PICACHO	21.0000 Hectares
214,776	MIS RECUERDOS	2.1708 Hectares
218,818	PICACHO II	448.5564 Hectares
222,511	DOS AMIGOS	24.4306 Hectares
222,789	PICACHO II	4.9217 Hectares
222,925	EL PICACHO I	2,155.6890 Hectares
226,154	CRESTÓN	84.0000 Hectares

5. To date the rights and other contributions that might have corresponded have been duly paid in order to keep the CONCESSIONS current and in good state, in addition of having fully complied with the remaining obligations that the Mining Law and its Ruling, among other applicable and current legal dispositions are imposed upon title holders of this kinds of administrative authorizations;

6. The CONCESSIONS are free of any burden, attachment or limitation in their ownership of any kind, and reason why it is legally possible to make use of same as convened, either partially or in total;

7. The disposition of the rights derived from the CONCESSIONS under the terms of this present instrument do not imply non compliance of any kind to any of the commitments engaged in previously by the company;

8. The Board of Administration of the company has authorized the celebration of this present contract as it is related to the ends and the social object of the corporation, and;

9. It is the will of its Administration Board to subscribe this present agreement with the purpose of transferring in favor of the ASSIGNEE the title holding of the mining rights derived from the CONCESSIONS in the percentage corresponding as indicated, abiding in all moments to the terms and conditions of this instrument.

II.

Ramiro Trevizo Ledezma through the offices of his general proxy and under oath of stating the truth, declares, that:

1. To be a Mexican citizen, of age, married under the bond of separations of goods, to be in complete use of his mental and physical faculties, as well as enabled to exercise trade and all kinds of mercantile operations and reason by which he enjoys the necessary and sufficient personality to intervene in this present judicial act.

2. His General Proxy enjoys the faculties, powers, and the sufficient and necessary mandates to subscribe this present agreement as is evinced in Public Writ number 23,617, granted on the 25th April 2009 before the testimony of Mrs. Elsa Ordóñez Ordóñez, Attorney, and applicant to the exercise of Public Notary, ascribed to Public Notary number 28 of the Morelos Judicial District. State of Chihuahua, and acting as Notary Public per license of the offices Title Holder,

Mr. Felipe Colomo Castro, Attorney, and same that have not been limited, restrained, suspender not revoked to date, reason by which he has the capacity and representation to subscribe this agreement;

3. Is duly inscribed in the Federal Taxpayers Registry under certificate number TELR-560904-R47 and is to date current in his income tax payments and other contributions that might have corresponded to him in conformity with the applicable and current fiscal legislation.

4. He is the title holder of the remaining 3% (three per cent) of the mining rights derived from the CONCESSIONS.

5. To date, the rights and other contributions that have corresponded to keep the CONCESSIONS current and in good state have been duly paid, in addition to having in full complied with the rest of the obligations that the Mining Law and its Ruling, among other applicable and current legal dispositions imposes upon title holders of this kind of administrative authorizations;

6. The CONCESSIONS are free of any burden, attachment or limitation in ownership of any kind and that is why it is legally possible to make use of same as can be agreed, partially or in total.

7. The disposition of the rights derived from the CONCESSIONS under the terms of this present instrument does not imply non compliance whatsoever to any engagement acquired previously on its part, and;

8. It is his free will to subscribe this present agreement with the purpose of transferring in favor of the ASSIGNEE the title holding of the mining rights derived from the CONCESSIONS in the percentage that corresponds as indicated, heeding in every instance the terms and conditions of this instrument.

III

The CONCESSIONAIRE declares per his own right and under oath of stating the truth, that:

1. He is a Mexican citizen, of age, to be in full possession of his mental and physical faculties  as well as enabled to engage in commerce and in any other mercantile operation and reason by which he enjoys the sufficient and necessary capacity to intervene in this present judicial act;

2. His General Proxy enjoys the mandates, powers and required faculties to subscribe this present contract just as is evinced in the Public Writ number 25,243 of volume CCLVII, granted on the 18th February 2008 before the testimony of David Martín Magaña Monreal, Attorney, Public Notary number 16 of the City of Hermosillo, State of Sonora, and same that have not been limited, restrained, suspended or revoked to date.

3. To be duly inscribed in the Federal Taxpayers Registry with Identification Certificate number  AUPE-5001019-NQO  and being to date current in his income tax payments and other contributions that have corresponded to him in conformity with the applicable and current legislation.

4. He is in full satisfactory knowledge of the state kept to date at CONCESSIONS and recognizes expressly that same are current with the compliance of obligations that for this kind of authorizations imposes the Mining Law, its Ruling and other applicable and current legal dispositions, and to be free of attachments, liens and without limitation in their ownership of whatever kind, and;

5. It is his free will to subscribe this present agreement with the purpose that the ASSIGNERS transfer the title holding of the mining rights derived from the CONCESSIONS in the corresponding percentage respectively as already stated, heeding in every instance to the terms and conditions of this instrument.

IV.

PARTIES declare through the offices of their respective representatives and general proxies, as the case may be, under oath of stating the truth, that they recognize the personality they hold in addition of assisting to the subscription of this present contract in good faith, free of any deceit, error, violence or any other vitiation whatsoever in their consent with the purpose of committing themselves to the following:

CLAUSES

FIRST. OBJECT: Heeding the disposition of article 2,029 of the Federal Civil Code in its complementary application in conformity with article 23, last paragraph of the Mining Law, as well as with the 2nd article of the Code of Commerce, among other applicable and current legal dispositions, by virtue of the subscription of this present contract, the ASSIGNERSN transfer in whole and definitely in favor of the ASSIGNEE in the percentages that correspond to them as has been stated, free of any attachment, lien or limitation in ownership of any kind, 100% (one hundred per cent) of the rights derived from the CONCESSIONS.

SECOND. GRATUITY: PARTIES expressly agree that the transfer of rights convened in the aforementioned clause will enjoy a gratuitous character. Consequently, the ASSIGNERS renounce as of this moment to claim in the future from the ASSIGNEE any amount as a counterclaim concept.

THIRD. SAFEKEEPING IN CASE OF EVICTION:  The ASSIGNERS commit themselves to answer before the ASSIGNEE of the safekeeping in case of eviction from the CONCESSIONS, as indicated in article 2,283, fraction III, of the Federal Civil Code among other applicable and current legal dispositions.

FOURTH. ADMINISTRATIVE OBLIGATIONS: In effect as of this date, the ASSIGNEE expressly commit themselves to keep the CONCESSIONS current, complying to such an effect with the paperwork and payment of the respective rights, subjecting themselves to the general dispositions and official Mexican standards of the metallurgical and mining industry per article 27 of the Mining Law among other applicable standards, its Ruling and other applicable and current legislation.

FIFTH. FORMALIZATION OF THE TRANSFER OF RIGHTS: PARTIES commit themselves to ratify before Notary or Public Broker this present instrument as soon as possible with the purpose that same be duly inscribed for publicity and opposition purposes before third parties before the Public Registry of Mines, a dependency of the Secretary of the Economy, under the terms of the Mining Law, its Ruling and other applicable and current legislation.

SIXTH. EXPENSES: The totality of expenses, costs, taxes, fees and rights as well as other expenses that should be paid for the subscription and ratification of this present instrument before the Public Registry of Mines, will be defrayed by the ASSIGNERS.

SEVENTH. CONFIDENTIALITY: PARTIES expressly commit themselves to keep in a confidential manner the totality of past, present and future information related with this instrument, and extending same obligation when disclosed to any private person or corporation.

The PARTY recipient of confidential information must limit access to it to its representatives or employees who, under a justified and reasonable cause, should request access to such and information. In such cases, PARTIES must extend same confidentiality obligation to the persons confidential information is disclosed to.

For purposes of this present clause, the following will not be considered confidential information: 1. Information legitimately known and obtained by the recipient PARTY prior to the subscription of this agreement; 2. Information that is to date or in the future considered as public domain, if and ever such consideration did not derive from a non compliance by any of the PARTIES to the stipulation of this clause, or; 3. Information that must be disclosed to per law or an administrative or judicial mandate from competent authorities, including those of the Stock Exchange, both in the United States of Mexico or abroad.

EIGHTH. FISCAL OBLIGATIONS: On being registered and regulated before the Secretary of the Treasury and Public Credit and other competent fiscal authorities, as well as being current in their income tax payments and other contributions that have corresponded to them to date, PARTIES convene that each will defray in separate tax payments that individually correspond to each in compliance to the terms and conditions of this present instrument and in accordance to the applicable and current fiscal legislation, obliging themselves to safe keep its counterpart regarding any fiscal responsibility that might be imputed contrary to this clause by the mentioned authorities.

NINTH. ADDRESSES AND CONTACT TELEPHONES: PARTIES agree that for anything in reference to the execution and compliance with the terms and conditions of this present instrument, as well as to carry out announcements, notifications and other communications related to same, they state their addresses and telephone numbers to be:

ASSIGNERS

ASSIGNEES

Calle California 5101, Suite 206

Privada de Connecticut 1805

Edificio Ejecutivo Vértice

Col. Residencial Campestre

Col. Haciendas de Santa Fe

Ciudad de Chihuahua

Ciudad de Chihuahua

Estado de Chihuahua

México

México

Ph: 52-614-200-8483

Ph: 52-614-423-4098

In case of change of address, PARTIES agree in notifying their counterpart of such a fact at least 5 (five) natural days in advance of the date in which the change of address will take place.

TENTH: PARTIES agree that any announcement, notification or communication necessary to have their counterpart know, must done in writing.

Sending of said documents can be carried out via three means: 1. By ordinary courier delivered on hand or by certificate mail, both with acknowledgement of receipt; 2. Vía Fax or; 3. By electronic mail. In this last case, sending will only be considered valid and legally carried out when the reception of the respective electronic mail is confirmed electronically within three (3) natural days following the sending expressly stating receipt, by means of a confirming answering message sent by the recipient.

PARTIES agree likewise that announcements, notifications and communications carried out in relation to this present instrument will bear their respective effects on the day of their reception. In case that such message include some kind of term, this latter will begin to be in effect on the day following confirmation of reception.

ELEVENTH. CONTACT PERSONS: PARTIES agree that the totality of announcements, notifications or communications necessary to be carried out between them derived from the terms and conditions of this present instrument must be addressed indistinctly to the following persons:

ASSIGNERS

ASSIGNEES

RAMIRO TREVIZO LEDEZMA

EMILIO ACUÑA PERALTA

RAMIRO TREVIZO GONZÁLEZ

CONRADO ACUÑA PERALTA

TWELFTH. TOTALITY OF CONTRACT: PARTIES accept and expressly acknowledge that this present contract contains the totality of the agreements between them regarding the object, and leaving without effect as well as cancelling the totality of the agreements, reports, negotiations, correspondence, commitments and communications carried out previously between them either in writing or verbally.

THIRTEENTH. APPLICABLE LAW: This present instrument will abide and will be interpreted in agreement with the Mining Law, its Ruling and the Federal Civil Code among other applicable and current legal dispositions in the United States of Mexico.

FOURTEENTH. JURISDICTION AND COMPETENCE: In case there may arise a controversy related to the validity, intention, interpretation, execution or compliance to this contract, PARTIES expressly agree to submit same before the competency of the courts of law of the Morelos Judicial District, in the City of Chihuahua, State of Chihuahua, surrendering as of this moment any other jurisdiction, competency or privilege that might correspond to them by reason of their present or future addresses, or by any other circumstance.

BOTH PARTIES IN THE KNOWLEDGE OF THE FORCE AND LEGAL REACH OF THIS PRESENT CONTRACT; THEY SUBSCRIBE IT BEING TOGETHER IN THE CITY OF CHIHUAHUA, STATE OF CHIHUAHUA ON THE FIRST DAY OF THE MONTH OF JULY OF THE YEAR TWO THOUSAND AND NINE.

ASSIGNERS

ASSIGNEES

Signature

  Signature

RAMIRO TREVIZO GONZÁLEZ

          CONRADO ACUÑA ARANDA

REPRESENTING:

REPRESENTING:

CORPORACIÓN AMERMIN

         EMILIO ACUÑA PERALTA

S. A. DE C. V., and:

RAMIRO TREVIZO LEDEZMA

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NOTARY RATIFICATION

In the City of Chihuahua, State of Chihuahua, on the eighth day of the month of July two thousand and nine, before me, Elsa Ordóñez Ordóñez, Attorney, and applicant to the office of Notary Public, ascribed to Notary Public number twenty eight of this Morelos Judicial District, and acting as Public Notary by license of the Office Title Holder Mr. Felipe Colomo Castro, Attorney, there appeared before me Mr. Ramiro Trevizo González in his personality as General Proxy of Corporación Amermin, Stock Company with Varying Amount of Capital, and also General Proxy of Mr. Ramiro Trevizo Ledezma-------------------------------------------------------------------------------------

On the other hand, Mr. Conrado Acuña Aranda also appeared before me in his personality as General Proxy of Mr. Emilio Acuña Peralta------------------------------------

Both appearing parties stated that the purpose of their appearance is to acknowledge their signatures at the bottom of the afore mentioned Gratuitous Transfer Contract dated on the 1st July 2009 as written in their own handwriting and, as well, to ratify the contents of same--------------------------------------------------------------------------------------

PERSONALITY

In order to accredit the legal existence of Corporación Amermin, Stock Company with Varying Amount of Capital and his personality as General Proxy of same, Mr. Ramiro Trevizo González exhibits before and I give faith to have before me the instruments related following-------------------------------------------------------------------------------------

a) Certified copy of the First Testimony of Public Writ number 9,311 (Nine thousand three hundred and eleven) granted in this City of Chihuahua, State of Chihuahua on the ninth of august Nineteen hundred and ninety five before testimony of Mr. José R. Miller Hermosillo, Public Notary number two of this Morelos Judicial District, and document which is inscribed under electronic mercantile folio number 21164*10 (two, one, one, six, four, asterisk, one, zero) of the Public Registry of Property and of Commerce of this Morelos Judicial District by which through prior permit of the Secretary of Foreign Affairs number 08000365 (zero, eight, zero, zero, zero, three, six. five), file number 9508000359 (nine, five, zero, eight, zero, zero, zero, three, five, nine), folio number 609 (six, zero, nine), issued in this city of Chihuahua and dated on the fourteenth June

Nineteen hundred and ninety five, Corporación Amermin, Sociedad Anónima de Capital Variable was established. Of said document I transcribe the following clauses---

FIRST: The appearing parties constitute a Mercantile Society named “Corporación Amermin”, followed by the words “Sociedad Anónima de Capital Variable” (Stock Company with Varying Amount of Capital) or of its abbreviations S. A. de C. V. --------

SECOND: The Society will have as its object: I. The purchase, sale, acquisition by any concept, alienation, trade, import and export of all kinds of implements and articles related with the mining and metallurgical industries, with Civil Engineering and with construction in general. The Society will be in the capacity to carry out all acts conductive to the accomplishment of this object and, in an enunciatively manner, but not limiting, will be able to: establish and run branch offices and agencies in any locality of the Mexican Republic or abroad; establish, lease and buy, and in general negotiate in any manner with mobile goods and real estate necessary for the compliance of its social activities; alienate, lease, transfer, mortgage and burden in any manner any good acquired or exploited by the Society; acquire, lease and take on lease and administer transportation equipment necessary for the distribution and commerce of the products object of the Society within the country and abroad; acquire all kinds of national and foreign establishments including their shares or social portions, goods and rights; acquire exploration and exploitation mining concessions or their contractual rights for exploration and exploitation of any kind of minerals as well as to alienate, burden or in any other manner make use of such concessions and rights; acquire, install, project, purchase, sell, give and take on lease, operate ore dressing plants and all types of appliances, equipment, accessories and materials related with its social object; exploit earth dumps, tailings, drosses, and slags and all kinds of minerals and substances derived thereof; offer technical services as well as legal and consultancies and also administrative services related to its object; obtain and exploit trade names, patents, brand names and represent national and foreign enterprises; carry out operations with all kinds of titles of credit, give and accept loans with or without collateral and carry out all kinds of mercantile or civil activities necessary or required in order to accomplish the society’s objects. ------------------------------------------------------------------------------------

THIRD: The Society’s duration will be ninety nine years as of the date of its constitution. ------------------------------------------------------------------------------------------

FOURTH: The Society’s address will be in the city of Chihuahua, Chihuahua and which will no be understood as changed by the election of other conventional addresses nor by the setting up of Representations, Agencies or Branch Offices pertaining to the Society out of the city of Chihuahua. -------------------------------------------------------------

FIFTH: The Society is and will be Mexican with a clause of admission of foreigners. The Founding Partners and those that in the future enter into the Society per the sole act of becoming partners agree with the Mexican Government before the Secretary of Foreign Affairs, that the current foreign partners as well as those in the future of any Society in question, formally commit themselves with the Secretary of Foreign Affairs to consider themselves as Mexican regarding the shares they acquire from Mexican societies or of which they hold title of as well as of the goods, rights, concessions, participations or interests of which such Societies hold title before Mexican Authorities and not to invoke per such a reason the protection of their Governments under the penalty that if doing so, of losing in favor of the Nation the Social Portions they may have acquired. ----------------------------------------------------------------------------------------

SIXTH: The Social Capital is of Varying Amount with a minimum of $50,000.00 (Fifty thousand new Pesos 00/100 Mexican Currency), and an unlimited amount. Above the minimum limit the Capital will be of Varying Amount, increasing or decreasing per agreement by the Ordinary Assemblies or the Administration Board as per the rules set in the Statutes. The amounts of the Minimum Capital and, be it the case, those of the Varying Amount, will be represented by Nominal Shares of N$1,000.00 (One thousand new Pesos 00/100 Mexican Currency) each. ----------------------------------------------------

TRANSITORY: In this act, being constituted in the First Shareholders General Assembly, the appearing parties undertake the following determinations: I. As Sole Administrator Mr. RAMIRO TREVIZO LEDEZMA is nominated. Of the Society’s statutes I transcribe pertainingly the following: -------------------------------------------------

CHAPTER III: OF THE ADMINISTRATION OF THE SOCIETY: EIGHTH ARTICLE: The Society will be administered and directed by a Sole Administrator who will remain in his charge per an unlimited lapse of time and who in any case will remain in his charge until the person who will be in his stead takes over per agreement of the Shareholders General Assembly. Society’s Managers can also be named who will remain in office per an unlimited lapse of time and who, in any case, will hold office until the persons that should take over take their stead unless their nomination is revoked, in which case they will cease their charges immediately. The Managers’ faculties that are named will be determined by the Shareholders Assemblies agreeing on their nomination.

NINTH ARTICLE: THE SOLE ADMINISTRATOR: Will have the legal representation of the Society and, consequently, will be invested with the following faculties and obligations:

a) Will manage the businesses and social goods with the widest berth of General Empowerment under the terms of the second paragraph of article 2453 (two thousand four hundred and fifty three) of the current Civil Code for the State of Chihuahua, as well as by it related article 2554 (two thousand five hundred and fifty four), second paragraph of the Civil Code for the Federal District:

b) Will be conferred with a General Power for Litigation and Collection and Acts of Administration with expressed faculties to subscribe titles of credit under the terms of the 9th article of the General Law of Titles and Credit Operations under the terms of article 2453 (two thousand four hundred and fifty three) of the current Civil Code for the State of Chihuahua and its related article number 2554 (two thousand five hundred and fifty four) of the Civil Code for the Federal District that reads as follows:

ARTICLE 2453: In the General Mandate for Litigation and Collection it will suffice to set down that it is granted with all general faculties and those special requiring special clause per Law, in order that they may be understood as conferred without any limitation. In the General Mandate for the administration of goods it will suffice to express that it is conferred in such a wise in order for the mandatory be able to exercise all administrative faculties. In the General mandate to exercise Acts of Dominion, it will suffice to express that they are granted in such a character in order for the mandatory to exercise all faculties as owner in relation to goods as well as to exercise all actions required to protect them. In cases of gratuitous the express authority of the mandatory is obligatory. When a limitation in faculties of the mandatories is exercised in the three cases before mentioned, these limitations will be consigned or the mandate will be special. Notary Public will insert this article in the instruments of mandate that are granted.

c) He will represent the Society before any Authority be it Administrative, Municipal, Judicial, before Arbiters and Labor Authorities with General Power for Litigation and Collection with all General faculties and even those Special requiring special clause per Law under the terms of the first paragraph of the mentioned articles, including, among other faculties, those of desisting of Proceedings of Relief, formulate manifestations and declarations under protest including in customs and fiscal cases, formulate denouncements and complaints and to desist of them, grant pardon, settle, commit in arbitration and articulate and absolve positions, carry out transfers of goods, state positions in foreclosures, receive payments and intervene in labor matters or labor proceedings with the faculties already mentioned  and acting before such Authorities by Proxy, and to grant General Empowerments for Litigation and Collection with all the General faculties and those Special requiring Special Clause per Law or Special Powers, and to freely revoke one or the others.  He will represent the Society before the Mexican Institute of Social Security, Federal Consumers Agency, and the National Institute or Workers Household Fund, before the Board in charge of capacitating and training of personnel, before the Secretary of the Treasury and Public Credit and its dependencies, before the General Treasury of the State and its dependencies and any other Government Entity as well as State owned.

d) Grant and subscribe titles of credit and obligations charged to the Society.

e) Render mobile and Real Estate goods belonging to the Society to other companies and subscribe shares or take into participation or portions of interest in other companies.

f) Grant the General Powers or those Special he deems necessary and revoke them.

g) In general, he will be in charge of carrying out those acts and operations necessary or convenient for the consecution of the Society’s Object, excepting those expressly reserved by Law or in the Statutes to the Shareholders General Assembly. He will bear the social signature as Sole Administrator in those spheres of his attributions that might have been assigned to him.

CHAPTER V. OF THE SHAREHOLDERS GENERAL ASSEMBLIES. THIRTEENTH ARTICLE: The General Shareholders General Assembly of the Supreme Organ of the Society. The Ordinary Assembly will convene at least once a year, within the following four months the closure of the Social Exercise and at the Society’s address. The Extraordinary Assembly will convene at the same place when judged convenient by the Sole Administrator or the Commissar or is requested by the Shareholders representing at least 33% (thirty three per cent) of the Social Capital and stating in writing the matters that will be discussed in the Assembly.

b) First Testimony of Public Writ number 20,020 (twenty thousand and twenty), granted in this city of Chihuahua, State of Chihuahua, on the fifth day of the month of September of the year Two thousand and seven before testimony of Mr. Eugenio Fernando García Russek, Attorney, ascribed to this Public Notary in my charge and acting as Public Notary per license of its Title Holder Mr. Felipe Colomo Castro, document which is inscribed under Electronic Mercantile Folio number 21164*10 (two, one, one, six, four, asterisk, one, zero) of the Public Registry of Property and Commerce of this Morelos Judicial District and by which there appeared Mr. Álvaro Alejandro González Aragón in his character as Special Delegate of the Extraordinary and Ordinary Shareholders Assembly of CORPORACIÓN AMERMIN, S. A. DE C.V., STOCK COMPANY WITH VARYING AMOUNT OF CAPITAL, and celebrated in this city on the tenth of August two thousand and seven in order to request the inscription by protocol of the act of the mentioned assemblies, and testimony which I insert in matters related to some of the clauses:

CLAUSES. SECOND: The appearing party formalizes the First and Second Resolutions of the Society’s Charter which are included following:

RESOLUTIONS. FIRST: It has been agreed to modify the Sixth Clause of the Society’s Charter, identified by numeral 9,311 and granted on the 9th August 1995 before testimony of Mr. José R. Miller Hermosillo, Attorney and Notary Public number 2 of the Morelos Judicial District, State of Chihuahua, instrument that is duly inscribed in the Public Registry of Commerce of said district under electronic mercantile folio number 21164*10 with the purpose of it reading and in effect as of this date in the following manner:

SIXTH: The Social Capital is of a Varying Amount the minimum remaining without right of withdrawal  and fixed at an amount of $50,000.00 (Fifty thousand Pesos 00/100 Mexican Currency) and the maximum unlimited. Above the mentioned minimum limit, the Stock will be of a Varying Amount in the possibility of it being increased or decreased per agreement of the Shareholders Ordinary Assembly or of the Administration Board as per the rules set in in the applicable Social Statutes. The amounts of minimum capital, and in its case, of the Varying amount, will be represented by ordinary nominal shares of the Series “A” and “B” respectively with a nominal value of $5.00 (Five Pesos 00/100 Mexican Currency), each. The Social Capital has been paid in full and subscribed on the date of subscription of the Society.

SECOND: Derived from the previous resolutions, it was approved that the share structure of the Society be fixed, as of this same date for all legal effects that may arise, in the following manner:

Shareholders	Shares Minimum Capital	Value	%
	“A” Series - Fixed
Ramiro Trevizo Ledezma RFC TELR-560904-R47	5,000	$25,000.00 Mx. Cy.	50%
Ramiro Trevizo González RFC TEGR-790716-IM2	5000	$25,000.00 Mx. Cy	50%
TOTAL	10,000	$50,000.00 Mx. Cy	100%

THIRD: The appearing party formalizes the Fifth, Sixth and Seventh Resolutions of said Assembly by means of which was approved the alienation by means of subscription of sales-purchase contract of nine thousand ninety nine shares representing the social capital of CORPORACIÓN AMERMIN, S.A DE C.V, in favor of TARA GOLD RESOURCES CORP., which are inserted following:

FIFTH: It is expressly approved, with the full consent of Mr. Ramiro Trevizo Ledezma, that the 5,000 (five thousand) ordinary nominal shares, identified by numerals series 1 to 5,000 and belonging to the “A” series, with a value of  $5.00 (Five Pesos 00/100 Mexican Currency ( each and representative of the fixed portion of the social capital of the Society, property of Ramiro Trevizo González, be alienated through the subscription of the respective sales-purchase contract of shares in favor of Tara Gold Resources Corp.

SIXTH: It is expressly approved with the full consent of Mr. Ramiro Trevizo González that 4,999 (four thousand nine hundred and ninety) of the 5,000 (five thousand) ordinary nominal shares, identified with numeral 5,001 to 10,000, belonging to the “A” Series with a nominal value of $5.00 (Five Pesos 00/100 Mexican Currency), each and representative of the fixed portion of the social capital of the Society, property of Ramiro Trevizo Ledezma be alienated through the subscription of the respective sales-purchase contract of shares in favor of Tara Gold Resources Corp.

SEVENTH: Derived from the sales-purchase operations described, it is approved that the share structure of the Society be fixed in the following manner once the sales-purchase contracts of required shares are subscribed:

Shareholders	Shares Minimum Capital	Value	%
	“A” Series - Fixed
Tara Gold Resources	9,999	$49,995 Mx. Cy.	99.99%
Ramiro Trevizo Ledezma RFC TELR-560904-R47	1	$5.00 Mx. Cy	0.01%
TOTAL	10,000	$50,000.00 Mx. Cy	100%

c) First Testimony of Public Writ number 22,503 (twenty two thousand five hundred and three), granted in this city of Chihuahua, State of Chihuahua on the 12th June 2008 before undersigned in my character as Ascribed to Public Notary to my charge and acting as Notary Public per license of its Title Holder, Mr. Felipe Colomo Castro, document that is inscribed under Electronic Mercantile Folio number 21164*10 (two, one, one, six, four, asterisk, one, zero) of the Public Registry of Property and of Commerce of this Morelos Judicial District, by means of which there appeared Mr. Álvaro Alejandro González Aragón in his personality as Special Delegate of the Shareholders Ordinary General Assembly of CORPORACIÓN AMERMIN, S.A. DE C.V., celebrated in this city on the 30th April 2008 requesting the protocol inscription of the act of the mentioned Assembly, whose Second Clause I insert following:

SECOND CLAUSE: The appearing party formalizes the Tenth Resolution of the mentioned act and corresponding to the Shareholders Yearly General Assembly by virtue of which it was resolved to grant different powers in favor of Mr. RAMIRO TREVIZO GONZÁLEZ, and resolution that is inserted following:

TENTH RESOLUTION: It is granted in favor of Mr. Ramiro Trevizo González a wide berth General Power for Acts of Dominion, as well as a Special Power in Currency Exchange matters in agreement to the Ninth Article of the applicable and current Social Statutes of the Society, and same that are given in detail following:

1. Wide Berth General Mandate for Acts of Dominion as indicated in the third paragraph of Article Two Thousand Four Hundred and Fifty Three of the Civil Code for the Free and Sovereign State of Chihuahua and of Article Two Thousand Five Hundred and Fifty Four of the Federal Civil Code as well as of its complementary of the current and applicable Civil Codes of the United States of Mexico, and enjoying all faculties of owner including, in an enunciatively manner but not limiting, of celebrating all kinds of agreements and contracts; execute any act even if it implies dispositions or burdens of mobile goods and real estate, as well as to grant all types of certainties regarding same, and; 2. Special Power in Currency Exchange matters under the terms of the Ninth and Eighty Fifth articles of the General Law of Titles and Credit Operations and reason by which he is able to, in an enunciatively manner but not limited, open, operate and cancel bank accounts in the name of the Society as well as to issue, subscribe, endorse, guarantee, discount and protest all kinds of titles of credit be these in the Society’s name or in representation of third parties. ---------------------------------------------------------------

Mr. Ramiro Trevizo González states under oath of saying the truth that its representative keeps its capacity and that the representation in which he appears has not been revoked, limited or has been terminated in any way whatsoever. ----------------------

In order to accredit his personality as General Proxy of Mr. Ramiro Trevizo Ledezma, Mr. Ramiro Trevizo González exhibits before me and I so give faith of the instrument related following-------------------------------------------------------------------------------------

First testimony of Public Writ number 23,617 (twenty three thousand six hundred and seventeen) granted in this city of Chihuahua, State of Chihuahua, dated on the 25th April 2009 before me, the undersigned in my personality as Ascribed to this Public Notary in my charge, by means of which appeared Mr. RAMIRO TREVIZO LEDEZMA in order to grant in favor of Mr. RAMIRO TREVIZO GONZÁLEZ a Widest Berth General Power for Litigation and Collection with the faculties that in an enunciatively but not limiting manner are described following: a) The broadest sense General Power for Litigation and Collection contemplated in the first paragraph of article 2453 of the Civil Code for the Free and Sovereign State of Chihuahua and in agreement with the first paragraph of article 2454 of the Federal Civil Code, as well as their related ones of the applicable and current Civil Codes of the United States of Mexico, enjoying all general faculties in all or in part, likewise to revoke the powers granted be in total or partially, and kept during the whole of its exercise in case of delegating it-----------------------------

In order to accredit his personality as General Proxy of Mr. Emilio Acuña Peralta, Mr. Conrado Acuña Aranda exhibits before me and I so give faith of the instrument related following-------------------------------------------------------------------------------------

First testimony of Public Writ number 25,243 dated on the 18th February 2008 granted by David Martín Magaña Monreal, Public Notary number sixteen of the city of Hermosillo f which I include ordinary copy to this present act as numeral “1” ONE-----

Messres. Ramiro Trevizo González and Conrado Acuña Aranda, the former one remaining in his capacity and both indicating that their representation with which they appear has not been revoked, limited or terminated in any manner whatsoever.

I, THE UNDERSIGNED SO GIVE FAITH AND CERTIFY

A) That the appearing parties to my judgment enjoys the necessary legal capacity to commits himself and contract per his general data under oath of stating the truth and with the forewarnings of law to be a Mexican citizen. -----------------------------------------

Mr. RAMIRO TREVIZO GONZÁLEZ is a native of the city of Hobbs, State of New Mexico, United States of America, where he was born on the 16th July 1979, an administrator, bachelor and his address to be Calle California number 5,101 (Five thousand one hundred and one), Suite 206 (Two hundred and six), Colonia Haciendas de Santa Fe of this city and he identifies himself with voting card folio number 0608062204366 (zero, six, zero, eight, zero, six, two, two, zero, four, three, six, six), with address at Calle Oregon number 2432 (two thousand four hundred and thirty two), Fraccionamiento Quintas del Sol of this city. Likewise, Mr. Ramiro Trevizo González states that the general data of the person he represents are the following: Ramiro Trevizo Ledezma, Mexican citizen, native of Colonia Pacheco, State of Chihuahua, where he was born on the 4th September 1956, a miner, with Federal Taxpayers Registry number TELR-560904, bachelor and his address to be at Calle Ignacio Allende number 104, suite 103, Col. Centro of this city-----------------------------------------------------------

Mr. Conrado Acuña Aranda is a native of this city, married, and his address at Av. Independencia number 3010 (three thousand and ten) of Col. San Rosa of this city, entrepreneur and born on 14th January 1974 and identifies himself with voting card number 050359200389. Likewise, Mr. Conrado Acuña Aranda states that the general data of the person he represents are the following: Emilio Acuña Peralta, native of Cumpas, State of Sonora where he was born on the 19th October 1959, a Civil Engineer and married under the bond of separation of goods, and his address to be at Calle Privada Connecticut number 1805 (one thousand eight hundred and five) of Fraccionamiento Residencial  Campestre of this city-------------------------------------------

B) That this present act is granted out of Protocol under the terms of article 49 (forty nine), fraction II, of the Law of the Notary Public of the State of Chihuahua. --------------

C) That the before written having been read by the appearing party and I explaining to him the value and legal consequences and he being in agreement with its text and content, ratifies it and signs before me. ----------------------------------------------------------

Signature

Signature

RAMIRO TREVIZO GONZÁLEZ

CONRADO ACUÑA ARANDA

I authorize this present act and take knowledge of it in Volume 14 of the Book of Registrations of Acts out of Protocol of the Notary office in my charge under numeral 16,601 (sixteen thousand six hundred and one)

Chihuahua, Chihuahua on the 8th July of the year 2009

ASCRIBED TO NOTARY PUBLIC NUMBER TWENTY EIGHT

ELSA ORDÓÑEZ ORDÓÑEZ

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DAVID MARTÍN MAGAÑA MONREAL

PUBLIC NOTARY NUMBER 16

VOLUME TWO HUNDRED AND FIFTY SEVEN

INSTRUMENT NUMNER TWENTY FIVE THOUSAND TWO HUNDRED AND FORTY THREE: 25,243.

At Hermosillo, Sonora, Mexico, on the 18th February 2008, before me, DAVID MARTÍN MAGAÑA MONREAL, PUBLIC NOTARY NUMBER 16 in exercise in this residence and demarcation, there appeared and stated------------------------------------------

Mr. EMILIO ACUÑA PERALTA, Mexican citizen, of age, married under the bond of separation of goods, miner and his address at Priv. de Connecticut number 1805 of the city of Chihuahua, Chihuahua. Born on the 17th October 1950 in Cumpas, Sonora. With Federal Taxpayers Registry number AUPE-501019-NQ0; who I know personally and with legal capacity to contract and commit himself of which I attest; and having been warned under the terms of the Penal Code of the State of Sonora of the penalties incurred in by those who state falsely before a Public Notary and under formal oath of saying the truth, SAID-------------------------------------------------------------------------------

That he assists to grant and grants in favor of Mr. CONRADO ACUÑA ARANDA the following powers-------------------------------------------------------------------------------------

WIDEST BERTH GENERAL POWER FOR LITIGATION AND COLLECTION, FOR ACTS OF ADMINISTRATION AND ACTS OF DOMINION, with all general faculties and those special requiring a special clause per Law and without limitation at all under the terms of article 2831 of the Civil Code for the State of Sonora, with all the special faculties enumerated in article 2868 of the same ordinance and in agreement with its related ones, articles 2554 and 2587 of the Civil Code for the Federal District and those in conformity belonging to the Civil Codes of the rest of the States of the Mexican Republic------------------------------------------------------------------------------------

To present complaints of all kinds, ratify them and demand payment in reparation of damages, to promote privileged suits of law and to desist from complaints, of the privileged suits of law and of its incidents; to grant pardon when convenient; to articulate and absolve positions; to promote auctions, bid and raise offers, request the award of goods and carry out any act in any suit of law or procedure------------------------

To function with the personality, faculties and obligations indicated in article 11 of the Federal Law of Labor and for all purposes indicated in articles 692, 713, 876 and related ones of the same Law and thus names him Administrations Manager------------------------

To subscribe and endorse titles of credit with any character or situation under the terms of article NINE of the General Law of Titles and Credit Operations; to celebrate contracts, civil and mercantile operations of any kind and type-------------------------------

Regarding payment of income tax, having been warned incurred in by those who declare falsely and under formal protest of stating the truth, the appearing party stated to be current on such matter, but did not give proof of it------------------------------------------

This Public Writ having been read to the appearing party, I explained to him the worth, reach and legal consequence of its content and being in agreement with its content and terms, he ratified it and signed it before me: I SO GIVE FAITH-----------------------------

Emilio Acuña Peralta – David Martín Magaña Monreal – Signatures – Notary Seal.----------------------------------------------------------------------------------------------------

At Hermosillo, Sonora on the 18th February 2008 and I authorize this present Public Writ. I SO GIVE FAITH-----------------------------------------------------------------

David Martin Magaña Monreal, Attorney, – Signature – Notary Seal------------------

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PUBLIC WRIT NUMBER 25,243

Public Notary number 16

TAKEN FROM ITS MATRIX THIS FIRST TESTIMONY IS MADE UP OF TWO USEFUL PAGES ONE CORRESPONDING TO THE REPRODUCTION OF THE INSTRUMENT IN THE PROTOCOL IN MY CHARGE AND OF ITS AUTHORIZATION, AND AN ADDITIONAL PAGE TO ANNEX 1, SAME THAT WERE FAITHFULLY COMPARED WITH THE ORIGINAL, WHICH I ISSUE FOR USE BY THE EMPOWERED SUBJECT AT HERMOSILLO, SONORA, MEXICO ON THE 18TH FEBRUARY 2008. I SO GIVE FAITH.

DAVID MARTÍN MAGAÑA MONREAL

PUBLIC NOTARY NUMBER 16

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PUBLIC WRIT NUMBER 25,243

VOLUME: 257

TRANSCRIPT OF ARTICLE 2831 OF THE CIVIL CODE FOR THE STATE OF SONORA:

ARTICLE 2831: IN ALL GENERAL POWERS FOR LITIGATION AND COLLECTION IT WILL SUFFICE TO STATE THAT THEY ARE GRANTED WITH ALL THE GENERAL FACULTIES AND THOSE SPECIAL REQUIRING A SPECIAL CLAUSE PER LAW THAT THEY MAY BE UNDERSTOOD CONFERRED WITHOUT ANY LIMITATION WHATSOEVER.

IN THE GENERAL POWERS FOR THE ADMINISTRATION OF GOODS, IT WILL SUFFICE TO STATE THAT THEY WILL ENJOY SUCH A CHARACTER IN ORDER FOR THE PROXY BE ENABLED WITH ALL ADMINISTRATIVE FACULTIES.

IN THE GENERAL POWERS TO EXERCISE ACTS OF DOMINION, IT WILL SUFFICE THEY BE GIVEN IN SUCH A CHARACTER IN ORDER FOR THE PROXY BE ENABLED WITH ALL THE FACULTIES OF OWNER, BOTH REGARDING THE GOODS AND IN ORDER TO CARRY OUT ALL KINDS OF EFFORTS TO DEFEND THEM.

WHEN THEY WISH TO BE LIMITED IN THE THREE AFORE MENTIONED CASES, THE FACULTIES OF THE PROXIES WILL BE CONSIGNED WITH SUCH LIMITATIONS OR THE POWERS WILL BE SPECIAL.

PUBLIC NOTARIES WILL INSERT THIS ARTICLE IN THE TESTIMONIES OF THE POWERS THAT ARE GRANTED.

THERE FOLLOWS PUBLIC NOTARY LEGEND BY MRS. ELSA ORDÓÑEZ ORDÓÑEZ, ATTORNEY AND ACTING NOTARY PUBLIC ASCRIBED TO PUBLIC NOTARY NUMBER 28 OF THE CITY OF CHIHUAHUA, MADE UP OF TWO PAGES AND ISSUED ON 19TH MARCH 2009 AUTHORIZING AND GIVING FAITH------------------------------------------------------------------------------------

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THERE FOLLOWS PUBLIC NOTARY LEGEND BY MRS. ELSA ORDÓÑEZ ORDÓÑEZ, ATTORNEY AND ACTING NOTARY PUBLIC ASCRIBED TO PUBLIC NOTARY NUMBER 28 OF THE CITY OF CHIHUAHUA, MADE UP OF TWO PAGES AND ISSUED ON 8TH JULY 2009 AUTHORIZING AND GIVING FAITH------------------------------------------------------------------------------------

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